Exhibit 99.2

THE PHOENIX COMPANIES, INC.

FINANCIAL SUPPLEMENT

WALL STREET COVERAGE
FIRM                                                  ANALYST
A.G. Edwards                                          J. Jeffrey Hopson
Credit Suisse First Boston (CSFB)                     Tom Gallagher
Deutsche Bank                                         Vanessa Wilson
Dowling & Partners                                    Len Savage
Fox-Pitt, Kelton                                      Jonathan Joseph
Keefe Bruyette & Woods                                Jukka Lipponen
Langen McAlenney                                      Robert Glasspiegel
Lehman Brothers                                       E. Stewart Johnson
Merrill Lynch                                         Edward A. Spehar
Morgan Stanley                                        Nigel Dally
UBS Warburg                                           Andrew Kligerman

SHAREHOLDER INFORMATION

SECURITY LISTINGS
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.25 percent equity units are traded on the NYSE under the symbol "PNX PrA." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."

TRANSFER AGENT AND REGISTRAR
For information or assistance regarding your account, please contact our transfer agent and registrar:
    EquiServe Trust Company, N.A. at: Phoenix Shareholder Services
    c/o EquiServe Trust Company, P.O. Box 43076, Providence, RI  02940-3076

Toll-free: 1-800-490-4258   TTY 1-800-336-9449
Fax: 1-781-575-3583, e-mail: phoenix@equiserve.com
Web: phoenix.equiserve.com

FOR MORE INFORMATION
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at PhoenixWealthManagement.com or contact our Investor Relations Department at:

                       The Phoenix Companies, Inc.
                       Investor Relations
                       One American Row
                       P.O. Box 5056, Hartford, CT 06102-5056
                       Phone: 1-860-403-7100
                       Fax: 1-860-403-7880
                       e-mail: pnx.ir@PhoenixWealthManagement.com

For more information on our products and services, call your Phoenix representative or visit our Web site at PhoenixWealthManagement.com.

In addition to net income presented in accordance with Generally Accepted Accounting Principles ("GAAP"), Phoenix considers total segment income in evaluating its financial performance. See page 2, Income Statement, for a reconciliation of these measures. Total segment income is an internal performance measure considered by Phoenix in the management of its operations, including its compensation plans and budgeting and planning processes. In addition, management believes that total segment income provides additional insight into the underlying trends in Phoenix's operations.

Total segment income represents net income from continuing operations (which is a GAAP measure) before realized investment gains and losses, and certain other items.

* Net realized investment gains and losses are excluded from segment income because their size and timing are frequently subject to our discretion.

* Certain other items are excluded from segment income because we believe they are not indicative of overall operating trends and are items that management believes are infrequent and material and which result from a business restructuring, a change in regulatory environment, or other unusual circumstances.

Because certain of these items are excluded based on our discretion and involve judgments by management, inconsistencies in their determination may exist and total segment income may differ from similarly titled measures of other companies.

                           THE PHOENIX COMPANIES, INC.
                              FINANCIAL SUPPLEMENT
                           SEPTEMBER 2003 (UNAUDITED)

                                TABLE OF CONTENTS

FINANCIAL HIGHLIGHTS........................................................   1
INCOME STATEMENT............................................................   2
LIFE AND ANNUITY EARNINGS SUMMARY...........................................   4
   VARIABLE UNIVERSAL LIFE..................................................   6
   UNIVERSAL LIFE / INTEREST SENSITIVE......................................   8
   LIFE SALES HIGHLIGHTS....................................................  10
   ANNUITIES................................................................  12
   ANNUITIES - NET FLOWS AND FUNDS UNDER MANAGEMENT.........................  14
   SUPPLEMENTARY LIFE AND ANNUITY INFORMATION...............................  16
ASSET MANAGEMENT............................................................  18
ASSET MANAGEMENT - NET FLOWS AND ASSETS UNDER MANAGEMENT....................  20
VENTURE CAPITAL SEGMENT.....................................................  22
CORPORATE AND OTHER.........................................................  24
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT..............................  26
CONSOLIDATING THIRD QUARTER 2003 INCOME STATEMENT...........................  28
CONDENSED CONSOLIDATED BALANCE SHEET........................................  29
INVESTMENT PORTFOLIO SUMMARY................................................  30
GAAP NET INVESTMENT INCOME YIELDS...........................................  31
REALIZED INVESTMENT GAINS AND LOSSES........................................  32

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2003 (unaudited)
(amounts in millions, except per share data)

BALANCE SHEET INFORMATION
For the Period Ended:                                                                                 December 31,
                                                                   YTD September ---------------------------------------------------
                                                                         2003        2002         2001         2000         1999
                                                                    ----------   ----------    ----------   ----------   -----------
Invested Assets                                                     $ 17,229.1   $ 16,770.7    $ 14,420.4   $ 12,770.6   $ 11,776.8
Separate Account and Investment Trust Assets                           7,082.5      5,793.1       5,570.0      5,376.6      5,923.9
Total Assets                                                          27,106.2     25,236.1      22,525.4     20,313.2     20,287.0
Indebtedness                                                             642.5        644.3         599.3        425.1        499.4
Total Stockholders' Equity                                             2,005.6      2,031.7       2,395.7      1,840.9      1,756.0

Debt to Total Capitalization                                              24.3%        24.1%         20.0%        18.8%        22.1%
Debt (Excluding Equity Units) to Total Capitalization                     18.5%        18.3%

Book Value Per Share (1)                                            $    21.30   $    21.47    $    23.51   $    24.75   $    23.94
Book Value Per Share, excluding SFAS 115 adjustment                 $    20.13   $    20.44    $    22.72   $    24.51   $    23.70
Period-end Common (2)                                                     94.2         94.6         101.9        105.0        105.0

-------------------------------------------------------------------------------

Indebtedness:
Surplus Notes                                                       $    175.0   $    175.0    $    175.0   $    175.0   $    175.0
Equity Units                                                             153.7        153.7
Senior Unsecured Bonds                                                   300.0        300.0         300.0
Interest Rate Swap                                                        13.8         15.6           (.8)
Bank Credit Facility                                                                                125.1        230.0         260.3
Other                                                                                                             20.1          64.1
                                                                    -----------  -----------   -----------  -----------  -----------
Total Indebtedness                                                  $    642.5   $    644.3    $    599.3   $    425.1   $     499.4
                                                                    ===========  ===========   ===========  ===========  ===========
-------------------------------------------------------------------------------

STATUTORY FINANCIAL DATA FOR PHOENIX LIFE INSURANCE COMPANY (3)
Capital and Surplus                                                 $    783.9   $    861.0    $  1,149.8   $  1,322.8   $  1,054.1
Asset Valuation Reserve (AVR)                                            206.3        147.0         221.5        559.7         368.7
                                                                    -----------  -----------   -----------  -----------  -----------
Capital, Surplus and AVR                                            $    990.2   $  1,008.0    $  1,371.3   $  1,882.5   $   1,422.8
                                                                    ===========  ===========   ===========  ===========  ===========
Policyholder Dividend Liability                                     $    409.1   $    403.0    $    395.8   $    383.2   $     366.9
Interest Maintenance Reserve                                        $    (22.7)  $     (2.0)   $     11.6   $     (1.4)  $      24.4
Statutory Gain From Operations                                      $     42.3   $     44.5    $    119.9   $    266.4   $     150.2
Statutory Net Income (Loss)                                         $     (8.4)  $      7.5    $    (13.9)  $    266.1   $     131.3

(1) Book value per share prior to June 30, 2001 is pro forma and assumes net proceeds of $807.9 million, payout of cash and policy credits to policyholders of $41.4 million and estimated remaining expenses of $9.0 million and 105.0 million shares outstanding.
(2) Shares outstanding through 2000 are pro forma due to IPO in 2001.
(3) Phoenix Life Insurance Company is required to file statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. September 2003 amounts are preliminary.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2003 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                          YTD September                        December 31,
                                                              ---------------------   ---------------------------------------------
                                                                2003        2002         2002       2001        2000        1999
                                                              ---------   ---------   ---------   ---------   ---------   ---------
SEGMENT INCOME

Life Insurance                                                 $  75.3     $  69.7     $  99.3     $ 68.6      $  16.2     $  41.4
Annuities                                                         (6.3)      (15.5)      (20.6)      10.9          4.2        30.8
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Life and Annuity Segment                                          69.0        54.2        78.7       79.5         20.4        72.2
Asset Management Segment                                         (14.6)      (71.5)      (69.9)      (8.7)        61.4        60.0
Venture Capital Segment                                           34.8       (56.9)      (59.3)    (159.6)       277.3       139.9
Corporate and Other Segment                                      (34.4)      (24.4)      (39.9)     (34.7)       (60.8)      (49.8)
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Total Segment  Income (Loss), before income taxes                 54.8       (98.6)      (90.4)    (123.5)       298.3       222.3
Applicable Income Taxes (Benefit)                                 15.0       (25.5)      (28.7)     (46.3)        99.1        76.1
                                                              ---------   ---------   ---------   ---------   ---------   ---------
TOTAL SEGMENT INCOME (LOSS)                                       39.8       (73.1)      (61.7)     (77.2)       199.2       146.2
Net Realized Investment Gains (Losses), after income taxes       (69.1)      (16.7)      (39.3)     (43.0)        62.0        49.2
Management Restructuring and Early Retirement Costs               (4.3)      (25.4)      (28.5)     (15.5)                   (17.6)
Deferred Policy Acquisition Cost Adjustments                                  15.1        15.1                  (141.8)
Expenses of Purchase of PXP Minority Interest                                                       (52.8)
Demutualization Related Items, Net                                            (1.2)       (1.3)      (2.9)       (24.5)      (11.2)
Other income                                                       1.3                                5.3          (.1)       (4.5)
Discontinued Operations                                                                                          (11.5)      (72.9)
Cumulative Effect of Accounting Changes                                     (130.3)     (130.3)     (16.6)
                                                              ---------   ---------   ---------   ---------   ---------   ---------
NET INCOME (LOSS)                                              $ (32.3)    $(231.6)    $(246.0)    $(202.7)    $  83.3     $  89.2
                                                              =========   =========   =========   =========   =========   =========


------------------------------------------------------------------------------


EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                           94.2        99.1        97.9       104.6       104.6       104.6
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Total Segment Income (Loss) Per Share                          $  0.42     $ (0.74)    $ (0.63)    $ (0.74)     $ 1.90      $ 1.40
Net Income (Loss) Per Share                                    $ (0.34)    $ (2.34)    $ (2.51)    $ (1.94)     $ 0.80      $ 0.85
Diluted
Weighted-Average Shares Outstanding (1)                           94.2        99.1        98.0       104.6       104.6       104.6
                                                              ---------   ---------   ---------   ---------   ---------   ---------
Total Segment Income (Loss) Per Share                          $  0.42     $ (0.74)    $ (0.63)    $ (0.74)     $ 1.90      $ 1.40
Net Income (Loss) Per Share                                    $ (0.34)    $ (2.34)    $ (2.51)    $ (1.94)     $ 0.80      $ 0.85


(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.

THE PHOENIX COMPANIES, INC.
FINANCIAL HIGHLIGHTS
Third Quarter 2003 (unaudited)
(amounts in millions, except per share data)

INCOME STATEMENT SUMMARY                                                       2002                                2003
                                                             ---------------------------------------  -----------------------------
Quarters ended                                                 March      June   September  December    March     June    September
                                                             --------- --------- --------- ---------  --------- --------- ---------
SEGMENT INCOME
Life Insurance                                                $  25.6   $  27.1   $  17.0   $  29.5   $   22.7   $  28.6   $  24.1
Annuities                                                         2.6        .8     (18.9)     (5.0)      (5.3)     (1.4)       .3
                                                             --------- --------- --------- ---------  --------- --------- ---------
Life and Annuity Segment                                         28.2      27.9      (1.9)     24.5       17.4      27.2      24.4
Asset Management Segment                                         (1.1)     (2.6)    (67.8)      1.6       (5.8)     (5.7)     (3.1)
Venture Capital Segment                                          (5.0)    (29.9)    (22.0)     (2.4)      23.9       5.8       5.1
Corporate and Other Segment                                      (5.7)     (8.4)    (10.1)    (15.7)     (11.4)    (12.5)    (10.5)
                                                             --------- --------- --------- ---------  --------- --------- ---------
Total Segment  Income (Loss), before income taxes                16.4     (13.0)   (101.8)      8.0       24.1      14.8      15.9
Applicable Income Taxes (Benefit)                                 3.6      (8.9)    (20.0)     (3.3)       7.3       3.3       4.4
                                                             --------- --------- --------- ---------  --------- --------- ---------
TOTAL SEGMENT INCOME (LOSS)                                      12.8      (4.1)    (81.8)     11.3       16.8      11.5      11.5
Net Realized Investment Gains (Losses), after income
 taxes                                                            1.7     (10.8)     (7.6)    (22.6)     (12.4)    (59.2)      2.5
Management Restructuring and Early Retirement Costs                       (21.8)     (3.6)     (3.1)      (2.5)     (1.8)
Deferred Policy Acquisition Cost Adjustments                     15.1
Demutualization Related Items, Net                                (.7)      (.5)                (.1)
Other income                                                                                               1.3
Cumulative Effect of Accounting Changes                        (130.3)
                                                             --------- --------- --------- ---------  --------- --------- ---------
Net Income (Loss)                                             $(101.4)  $ (37.2)  $ (93.0)  $ (14.5)  $    3.2   $ (49.5)  $   14.0
                                                             ========= ========= ========= =========  ========= ========= ==========

--------------------------------------------------------------

EARNINGS PER SHARE
Basic
Weighted-Average Shares Outstanding (1)                         101.2      99.5      96.6      94.2       94.0      94.2      94.3
                                                             --------- --------- --------- ---------  --------- --------- ---------
Total Segment Income (Loss) Per Share                         $  0.13   $ (0.04)  $ (0.85)  $  0.12   $   0.18   $  0.12   $  0.12
Net Income (Loss) Per Share                                   $ (1.00)  $ (0.37)  $ (0.96)  $ (0.15)  $   0.03   $ (0.53)  $  0.15

Diluted
Weighted-Average Shares Outstanding (1)                         101.2      99.5      96.6      94.7       95.0      94.2      98.3
                                                             --------- --------- --------- ---------  --------- --------- ---------
Total Segment Income (Loss) Per Share                         $  0.13   $ (0.04)  $ (0.85)  $  0.12   $   0.18   $  0.12   $  0.12
Net Income (Loss) Per Share                                   $ (1.00)  $ (0.37)  $ (0.96)  $ (0.15)  $   0.03   $ (0.53)  $  0.14


(1) Weighted-average shares outstanding through 2001 are pro forma due to Initial Public Offering (IPO) in 2001.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2003 (unaudited)

($ in millions)

SEGMENT INCOME                                                   YTD September                   December 31,
                                                             -------------------    ---------------------------------------
                                                                2003      2002        2002     2001       2000      1999
                                                             --------- ---------    --------- --------- --------- ---------
Variable Universal Life                                       $  26.0   $  25.8      $  35.9   $  30.2   $  20.1   $    .8
Universal Life (1)                                               15.8      19.2         26.3      17.4      18.2      19.5
Term Life                                                          .5        .6          4.7       1.3      (1.0)      1.5
Other Life and Annuity (2)                                        3.4       (.5)         (.9)     (1.7)      1.2       4.0
                                                             --------- ---------    --------- --------- --------- ---------
Total, Non-participating Life                                    45.7      45.1         66.0      47.2      38.5      25.8
Participating Life                                               29.6      24.6         33.3      21.4     (22.3)     15.6
                                                             --------- ---------    --------- --------- --------- ---------
Total, Life Insurance                                            75.3      69.7         99.3      68.6      16.2      41.4
Annuities                                                        (6.3)    (15.5)       (20.6)     10.9       4.2      30.8
                                                             --------- ---------    --------- --------- --------- ---------
Segment  Income, before income taxes                             69.0      54.2         78.7      79.5      20.4      72.2
Allocated Income Taxes (3)                                       22.5      19.0         27.7      27.9       7.2      25.3
                                                             --------- ---------    --------- --------- --------- ---------
Segment Income                                                $  46.5   $  35.2      $  51.0   $  51.6   $  13.2   $  46.9
                                                             ========= =========    ========= ========= ========= =========

(1) Universal Life includes interest sensitive whole life contracts.
(2) Other Life and Annuity includes trust operations and WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
LIFE AND ANNUITY EARNINGS SUMMARY
Third Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                                  2002                               2003
                                                             ---------------------------------------   -----------------------------
Quarters ended                                                 March      June   September  December      March    June    September
                                                             --------- --------- --------- ---------   --------- --------- ---------
Variable Universal Life                                       $  10.0   $   8.1   $   7.7   $  10.2     $   6.3   $   9.3   $  10.5
Universal Life (1)                                                5.9       8.3       5.0       7.2         4.7       5.6       5.5
Term Life                                                         (.5)      1.9       (.8)      4.1          .4       (.8)       .9
Other Life and Annuity (2)                                       (1.8)      2.3       (.9)      (.8)        2.5        .6        .2
                                                             --------- --------- --------- ---------   --------- --------- ---------
Total, Non-participating Life                                    13.6      20.6      11.0      20.7        13.9      14.7      17.1
Participating Life                                               12.0       6.5       6.0       8.8         8.8      13.9       7.0
                                                             --------- --------- --------- ---------   --------- --------- ---------
Total, Life Insurance                                            25.6      27.1      17.0      29.5        22.7      28.6      24.1
Annuities                                                         2.6        .8     (18.9)     (5.0)       (5.3)     (1.4)       .3
                                                             --------- --------- --------- ---------   --------- --------- ---------
Segment Income (Loss), before income taxes                       28.2      27.9      (1.9)     24.5        17.4      27.2      24.4
Applicable Income Taxes (3)                                      10.0       9.9       (.7)      8.5         3.8       8.2      10.5
                                                             --------- --------- --------- ---------   --------- --------- ---------
Segment Income (Loss)                                         $  18.2   $  18.0   $  (1.2)  $  16.0     $  13.6   $  19.0   $  14.0
                                                             ========= ========= ========= =========   ========= ========= =========

(1)  Universal Life includes interest sensitive whole life contracts.
(2)  Other Life and Annuity includes trust operations and WS Griffith.
(3) Tax benefits related to tax advantaged investments have been allocated to the Life and Annuity Segment beginning in the quarter ended March 2003.

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2003 (unaudited)
($ in millions)

                                                       YTD September                               December 31,
                                                 -------------------------    -----------------------------------------------------
                                                     2003          2002           2002         2001          2000          1999
                                                 -----------    ----------    -----------   -----------   -----------   -----------
PRE-TAX INCOME
Fees                                              $    23.1     $    23.0      $    31.4     $    29.5     $    24.9     $    22.7
Cost of Insurance (COI)                                53.6          48.2           66.4          60.0          46.2          38.5
Interest Earned                                         4.4           5.5            7.0           4.5           5.7           4.7
Surrender Charges                                       4.6           2.9            4.4           3.3           3.5           3.0
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Total Revenues                                         85.7          79.6          109.2          97.3          80.3          68.9
                                                 -----------   -----------    -----------   -----------   -----------   -----------

Net Death and Disability Benefits                      16.0          16.6           22.9          15.3          15.5          13.4
Incurred Expenses                                      40.9          34.0           45.9          48.2          41.6          52.5
Interest Credited                                       2.9           2.8            3.7           3.6           3.1           2.2
Minority Interest                                                      .4             .8
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Total Expenses                                         59.7          53.8           73.3          67.1          60.2          68.1
                                                 -----------   -----------    -----------   -----------   -----------   -----------

Pre-tax  Income                                        26.0          25.8           35.9          30.2          20.1            .8
                                                 ===========   ===========    ===========   ===========   ===========   ===========

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                            14.7          29.0           36.6          29.5          34.2          23.1
Controllable Expenses and Other                        32.8          49.1           60.8          60.1          57.3          60.3
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Total Current Expenses                                 47.5          78.1           97.4          89.6          91.5          83.4
Acquisition Costs Deferred                            (23.7)        (56.2)         (68.1)        (65.4)        (56.9)        (42.8)
Acquisition Costs Amortized                            17.0          12.1           16.6          24.0           7.0          11.9
                                                 -----------   -----------    -----------   -----------   -----------   -----------

Incurred Expenses                                      40.9          34.0           45.9          48.2          41.6          52.5
                                                 ===========   ===========    ===========   ===========   ===========   ===========

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                              271.2         306.1          465.7         336.1         258.1         204.7
Surrenders                                            (50.6)        (22.9)         (37.6)        (31.2)        (34.0)        (22.2)
Deaths                                                  (.8)         (1.5)          (1.8)         (1.7)         (1.4)         (1.7)
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Net Sales                                             219.8         281.7          426.3         303.2         222.7         180.8
Performance                                           153.9        (193.6)        (149.8)       (194.0)       (128.1)        207.6
Fees                                                  (26.3)        (26.5)         (35.8)        (34.5)        (33.0)        (25.8)
Cost of Insurance                                     (51.9)        (48.2)         (66.4)        (60.0)        (46.2)        (38.5)
Acquisitions                                                                                                                  10.5
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Change in Funds Under Management                      295.5          13.4          174.3          14.7          15.4         334.6
Beginning Balance                                   1,270.3       1,096.0        1,096.0       1,081.3       1,065.9         731.3
                                                 -----------   -----------    -----------   -----------   -----------   -----------
Ending Balance                                      1,565.9       1,109.4        1,270.3       1,096.0       1,081.3       1,065.9
                                                 ===========   ===========    ===========   ===========   ===========   ===========

LIFE INSURANCE IN FORCE                           $24,366.4     $22,719.1      $23,788.2     $20,436.1     $17,743.3     $13,740.3
                                                 ===========   ===========    ===========   ===========   ===========   ===========

THE PHOENIX COMPANIES, INC.
VARIABLE UNIVERSAL LIFE
Third Quarter 2003 (unaudited)
($ in millions)

Quarters ended                                                 2002                                            2003
                                     ----------------------------------------------------   ---------------------------------------
                                        March         June        September    December         March        June        September
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
PRE-TAX INCOME
Fees                                  $     7.7     $     6.7     $     8.6    $     8.4     $     7.6     $     7.5     $     8.1
Cost of Insurance (COI)                    15.8          15.8          16.6         18.2          17.9          18.1          17.6
Interest Earned                             1.8           1.7           2.1          1.5           1.6           1.5           1.3
Surrender Charges                            .8           1.0           1.1          1.5           1.2           1.6           1.8
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Total Revenues                             26.1          25.2          28.4         29.6          28.3          28.7          28.7
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Net Death and Disability Benefits           4.5           5.3           6.9          6.2           5.0           6.0           5.0
Incurred Expenses                          10.6          10.8          12.6         11.9          16.1          12.5          12.3
Interest Credited                            .9            .9           1.0           .9            .9           1.0           1.0
Minority Interest                            .1            .1            .2           .4
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Total Expenses                             16.1          17.1          20.7         19.4          22.0          19.5          18.3
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Pre-tax  Income                            10.0           8.1           7.7         10.2           6.3           9.3          10.5
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========

-----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions and Concessions                 8.9           8.6          11.5          7.6           5.2           4.6           4.9
Controllable Expenses and Other            16.7          18.0          14.4         11.7          11.4          12.3           9.1
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Total Current Expenses                     25.6          26.6          25.9         19.3          16.6          16.9          14.0
Acquisition Costs Deferred                (18.4)        (19.2)        (18.6)       (11.9)         (8.0)         (8.7)         (7.0)
Acquisition Costs Amortized                 3.4           3.4           5.3          4.5           7.5           4.3           5.3
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Incurred Expenses                          10.6          10.8          12.6         11.9          16.1          12.5          12.3
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========

-----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT
Deposits                                   91.2          81.3         133.6        159.6          71.8          62.0         137.4
Surrenders                                 (6.3)         (9.5)         (7.1)       (14.7)        (13.7)        (11.5)        (25.4)
Deaths                                      (.6)          (.6)          (.3)         (.3)          (.2)          (.1)          (.5)
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Net Sales                                  84.3          71.2         126.2        144.6          57.9          50.4         111.5
Performance                                (4.5)        (79.6)       (109.5)        43.8          (8.5)        110.4          52.0
Fees                                       (9.2)         (8.4)         (8.9)        (9.3)         (8.4)         (7.9)        (10.0)
Cost of Insurance                         (15.8)        (15.8)        (16.6)       (18.2)        (17.9)        (16.8)        (17.2)
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Change in Funds Under Management           54.8         (32.6)         (8.8)       160.9          23.1         136.1         136.3
Beginning Balance                       1,096.0       1,150.8       1,118.2      1,109.4       1,270.3       1,293.5       1,429.6
                                     -----------   -----------   -----------  -----------   -----------   -----------   -----------
Ending Balance                          1,150.8       1,118.2       1,109.4      1,270.3       1,293.4       1,429.6       1,565.9
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========

LIFE INSURANCE IN FORCE               $21,136.1     $22,168.9     $22,719.1    $23,788.2     $23,744.4     $24,096.1     $24,366.4
                                     ===========   ===========   ===========  ===========   ===========   ===========   ===========

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2003 (unaudited)
($ in millions)

                                                           YTD September                            December 31,
                                                     ------------------------   --------------------------------------------------
                                                        2003        2002           2002         2001         2000         1999
                                                     -----------  -----------   -----------  -----------  -----------  -----------
PRE-TAX INCOME
Fees                                                  $    11.5    $     8.2     $    11.9    $     8.6    $     8.4     $    7.6
Cost of Insurance                                          57.8         52.8          71.6         66.2         64.8         64.2
Interest Earned                                            73.8         81.1         108.4        111.9        108.7        112.0
Surrender Charges                                           1.9          3.4           3.9          4.0          5.5          7.2
                                                     -----------  -----------   -----------  -----------  -----------  -----------
Total Revenues                                            145.1        145.5         195.8        190.7        187.4        191.0
                                                     -----------  -----------   -----------  -----------  -----------  -----------

Net Death Benefits and Supplemental Benefits               35.5         30.4          39.5         48.3         45.4         41.8
Incurred Expenses                                          34.9         31.7          44.3         34.6         32.5         35.0
Interest Credited                                          58.9         64.3          85.7         90.4         91.3         94.7
                                                     -----------  -----------   -----------  -----------  -----------  -----------
Total Expenses                                            129.3        126.3         169.5        173.3        169.2        171.5
                                                     -----------  -----------   -----------  -----------  -----------  -----------

Pre-tax Income                                             15.8         19.2          26.3         17.4         18.2         19.5
                                                     ===========  ===========   ===========  ===========  ===========  ===========

----------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                                17.4          8.8          15.2          9.8          5.8          5.8
Controllable Expenses                                      52.5         32.7          52.6         32.1         23.7         19.7
                                                     -----------  -----------   -----------  -----------  -----------  -----------
Total Current Expenses                                     69.9         41.5          67.8         41.9         29.5         25.5
Acquisition Cost Deferred                                 (48.6)       (23.0)        (40.2)       (20.0)        (8.7)        (7.3)
Acquisition Cost Amortized                                 13.6         13.2          16.7         12.7         11.7         16.8
                                                     -----------  -----------   -----------  -----------  -----------  -----------

Incurred Expenses                                          34.9         31.7          44.3         34.6         32.5         35.0
                                                     ===========  ===========   ===========  ===========  ===========  ===========

----------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                                  143.1          99.8        149.3        104.6         90.9          97.2
Surrenders                                                (85.8)        (81.9)      (107.4)       (99.0)      (108.2)       (158.5)
Deaths                                                    (14.6)        (22.4)       (25.0)       (18.5)       (20.9)        (20.2)
                                                     -----------  -----------   -----------  -----------  -----------  -----------
Net Sales                                                  42.7         (4.5)         16.9        (12.9)       (38.2)        (81.5)
Interest Credited                                          58.9         64.3          85.8         90.4         91.3          94.7
Fees                                                      (15.8)       (10.9)        (16.7)       (10.5)        (6.2)         (4.6)
Cost of Insurance                                         (57.9)       (52.8)        (71.6)       (66.2)       (64.8)        (64.2)
                                                     -----------  -----------   -----------  -----------  -----------  -----------
Change in Funds Under Management                           27.9         (3.9)         14.4           .8        (17.9)        (55.6)
Beginning Balance                                       1,510.0      1,495.6       1,495.6      1,494.8      1,512.7       1,568.3
                                                     -----------  -----------   -----------  -----------  -----------  -----------
Ending Fund Balance                                     1,537.9      1,491.7       1,510.0      1,495.6      1,494.8       1,512.7
                                                     ===========  ===========   ===========  ===========  ===========  ===========

LIFE INSURANCE IN FORCE                               $11,763.7    $ 9,907.3     $10,476.7    $ 9,465.6    $ 9,644.2     $ 9,955.7
                                                     ===========  ===========   ===========  ===========  ===========  ===========

THE PHOENIX COMPANIES, INC.
UNIVERSAL LIFE / INTEREST SENSITIVE
Third Quarter 2003 (unaudited)

($ in millions)

PRE-TAX INCOME                                                2002                                             2003
Quarter ended                         ----------------------------------------------------   ---------------------------------------
                                         March         June        September     December       March         June        September
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------
Fees                                    $    2.6      $    2.7      $    2.9    $     3.7     $     4.0     $     2.9     $     4.6
Cost of Insurance                           17.2          17.7          17.9         18.8          18.8          19.3          19.7
Interest Earned                             26.4          27.9          26.8         27.3          24.7          24.6          24.5
Surrender Charges                            1.2           1.4            .8           .5            .7            .6            .6
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------
Total Revenues                              47.4          49.7          48.4         50.3          48.2          47.4          49.4
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------

Net Death Benefits and
  Supplemental Benefits                     10.1           9.6          10.6          9.1          12.3           9.2          14.0
Incurred Expenses                            9.9          10.3          11.5         12.6          11.0          12.3          11.6
Interest Credited                           21.5          21.5          21.3         21.4          20.2          20.3          18.4
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------
Total Expenses                              41.5          41.4          43.4         43.1          43.5          41.8          43.9
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------

Pre-tax Income                               5.9           8.3           5.0          7.2           4.7           5.6           5.5
                                      ===========   ===========   ===========  ===========   ===========   ===========   ===========

------------------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES

Commissions                                  2.0           3.1           3.7          6.4           6.2           4.3           6.9
Controllable Expenses                        9.6          10.5          12.6         19.9          16.0          18.6          17.9
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------
Total Current Expenses                      11.6          13.6          16.3         26.3          22.2          22.8          24.8
Acquisition Cost Deferred                   (5.8)         (7.2)        (10.0)       (17.2)        (15.3)        (15.0)        (18.2)
Acquisition Cost Amortized                   4.1           3.9           5.2          3.5           4.1           4.5           5.0
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------

Incurred Expenses                            9.9          10.3          11.5         12.6          11.0          12.3          11.6
                                      ===========   ===========   ===========  ===========   ===========   ===========   ===========

------------------------------------------------------------------------------------------------------------------------------------

FUNDS UNDER MANAGEMENT

Deposits                                    31.6          34.9          33.3         49.5          45.6          41.2          56.3
Surrenders                                 (25.0)        (30.2)        (26.7)       (25.5)        (30.9)        (27.3)        (27.6)
Deaths                                      (7.3)         (2.2)        (12.9)        (2.6)         (5.9)         (3.1)         (5.6)
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------
Net Sales                                    (.7)          2.5          (6.3)        21.4           8.8          10.8          23.1
Interest Credited                           21.5          21.5          21.3         21.5          20.2          20.3          18.4
Fees                                        (3.1)         (3.4)         (4.4)        (5.8)         (5.5)         (4.2)         (6.1)
Cost of Insurance                          (17.2)        (17.7)        (17.9)       (18.8)        (18.8)        (19.3)        (19.8)
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------
Change in Funds Under Management              .5           2.9          (7.3)        18.3           4.7           7.6          15.6
Beginning Balance                        1,495.6       1,496.1       1,499.0      1,491.7       1,510.0       1,514.7       1,522.3
                                      -----------   -----------   -----------  -----------   -----------   -----------   -----------
Ending Fund Balance                      1,496.1       1,499.0       1,491.7      1,510.0       1,514.7       1,522.3       1,537.9
                                      ===========   ===========   ===========  ===========   ===========   ===========   ===========

LIFE INSURANCE IN FORCE                 $9,683.1      $9,719.2      $9,907.3    $10,476.7     $10,914.9     $11,270.5     $11,763.7
                                      ===========   ===========   ===========  ===========   ===========   ===========   ===========

THE PHOENIX COMPANIES, INC.
LIFE SALES HIGHLIGHTS
Third Quarter 2003 (unaudited)
($ in millions)

LIFE INSURANCE PREMIUM                                          YTD September                   December 31,
                                                             -------------------   ---------------------------------------
                                                                2003      2002       2002      2001      2000      1999
                                                             --------- ---------   --------- --------- --------- ---------
Wholesaler Channel Variable Universal Life                   $  19.0   $  49.6     $  62.5   $  53.8   $  61.1   $  44.8
Private Placement Variable Universal Life                       10.1      35.7        51.0      29.5      18.2
                                                             --------- ---------   --------- --------- --------- ---------
Variable Universal Life                                         29.1      85.3       113.5      83.3      79.3      44.8
Universal Life/Interest Sensitive                               36.9      18.5        36.9      14.5       8.0       7.6
Term Life                                                       14.0       9.7        15.1      11.4      14.6      10.5
Participating Whole Life                                          .6       3.4         4.8       9.7      22.6      35.7
                                                             --------- ---------   --------- --------- --------- ---------
Life Insurance Annualized Premium (1)                           80.6     116.9       170.3     118.9     124.5      98.6
                                                             ========= =========   ========= ========= ========= =========

Wholesaler Channel Variable Universal Life                      14.4      18.6        25.1      49.7      46.2      63.2
Private Placement Variable Universal Life                       86.1      62.4       129.9      36.9      15.5
                                                             --------- ---------   --------- --------- --------- ---------
Variable Universal Life                                        100.5      81.0       155.0      86.6      61.7      63.2
Universal Life/Interest Sensitive                               35.8      15.5        29.9      14.5       1.8        .3
Participating Whole Life                                                    .7          .8       2.4       5.4      24.4
                                                             --------- ---------   --------- --------- --------- ---------
Life Insurance Single Premium                                  136.3      97.2       185.7     103.5      68.9      87.9
                                                             ========= =========   ========= ========= ========= =========

Wholesaler Channel Variable Universal Life                      33.4      68.2        87.6     103.5     107.3     108.0
Private Placement Variable Universal Life                       96.2      98.1       180.9      66.4      33.7
                                                             --------- ---------   --------- --------- --------- ---------
Variable Universal Life                                        129.6     166.3       268.5     169.9     141.0     108.0
Universal Life/Interest Sensitive                               72.7      34.0        66.8      29.0       9.8       7.9
Term Life                                                       14.0       9.7        15.1      11.4      14.6      10.5
Participating Whole Life                                          .7       4.1         5.6      12.1      28.0      60.1
                                                             --------- ---------   --------- --------- --------- ---------
Total Life Insurance Premium                                 $ 217.0   $ 214.1     $ 356.0   $ 222.4   $ 193.4   $ 186.5
                                                             ========= =========   ========= ========= ========= =========

(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
LIFE SALES HIGHLIGHTS
Third Quarter 2003 (unaudited)
($ in millions)

LIFE INSURANCE PREMIUM
Quarters ended                                                                  2002                               2003
                                                             ---------------------------------------   -----------------------------
                                                               March      June   September  December      March    June    September
                                                             --------- --------- --------- ---------   --------- --------- ---------
Wholesaler Channel Variable Universal Life                    $ 22.3    $ 16.0    $  11.3   $  12.9     $  6.3    $  7.0    $   5.7
Private Placement Variable Universal Life                        3.5      13.2       19.0      15.3        4.4       5.5         .3
                                                             --------- --------- --------- ---------   --------- --------- ---------
Variable Universal Life                                         25.8      29.2       30.3      28.2       10.7      12.5        5.9
Universal Life/Interest Sensitive                                8.0       3.6        6.9      18.4       11.9      10.8       14.1
Term Life                                                        2.7       3.3        3.7       5.3        4.5       4.8        4.8
Participating Whole Life                                         1.1       1.6         .7       1.4         .6
                                                             --------- --------- --------- ---------   --------- --------- ---------
Life Insurance Annualized Premium (1)                           37.6      37.7       41.6      53.3       27.7      28.1       24.8
                                                             ========= ========= ========= =========   ========= ========= =========
Wholesaler Channel Variable Universal Life                       4.9       6.8        6.9       6.5        4.1       7.1        3.2
Private Placement Variable Universal Life                       10.9       4.4       47.1      67.5       10.8        .8       74.5
                                                             --------- --------- --------- ---------   --------- --------- ---------
Variable Universal Life                                         15.8      11.2       54.0      74.0       14.9       7.9       77.7
Universal Life/Interest Sensitive                                2.7       6.7        6.1      14.5        7.2       8.3       20.3
Participating Whole Life                                          .4        .3                   .1
                                                             --------- --------- --------- ---------   --------- --------- ---------
Life Insurance Single Premium                                   18.9      18.2       60.1      88.6       22.1      16.2       98.0
                                                             ========= ========= ========= =========   ========= ========= =========
Wholesaler Channel Variable Universal Life                      27.2      22.8       18.2      19.4       10.4      14.1        8.9
Private Placement Variable Universal Life                       14.4      17.6       66.1      82.8       15.2       6.3       74.8
                                                             --------- --------- --------- ---------   --------- --------- ---------
Variable Universal Life                                         41.6      40.4       84.3     102.2       25.6      20.4       83.7
Universal Life/Interest Sensitive                               10.7      10.3       13.0      32.9       19.1      19.1       34.4
Term Life                                                        2.7       3.3        3.7       5.3        4.5       4.8        4.8
Participating Whole Life                                         1.5       1.9         .7       1.5         .6
                                                             --------- --------- --------- ---------   --------- --------- ---------
Total Life Insurance Premium                                  $ 56.5    $ 55.9    $ 101.7   $ 141.9     $ 49.8    $ 44.3    $ 122.9
                                                             ========= ========= ========= =========   ========= ========= =========

(1) Annualized Premium represents first year premiums on an annual basis. Total Premium represents Annualized and Single premiums.

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2003 (unaudited)
($ in millions)

                                                                 YTD September                   December 31,
                                                             -------------------    ---------------------------------------
                                                                2003      2002        2002      2001      2000      1999
                                                             --------- ---------    --------- --------- --------- ---------
PRE-TAX INCOME
Fees                                                         $  41.2   $  43.6      $  57.1   $  64.6   $  78.2   $  71.9
Interest Earned                                                104.1      69.7         98.3      40.3      16.3      13.7
Surrender Charges                                                4.7       4.6          6.6       3.9       5.1       5.5
                                                             --------- ---------    --------- --------- --------- ---------
Total Revenues                                                 150.0     117.9        162.0     108.8      99.6      91.1
                                                             --------- ---------    --------- --------- --------- ---------

Policy Benefits and Change in Reserves
Mortality Cost                                                   4.6       9.1         10.8       4.3       3.0       2.7
Incurred Expenses                                               57.3      60.6         79.8      54.4      77.3      48.9
Interest Credited                                               94.4      63.7         92.0      39.2      15.1       8.7
                                                             --------- ---------    --------- --------- --------- ---------
Total Expenses                                                 156.3     133.4        182.6      97.9      95.4      60.3
                                                             --------- ---------    --------- --------- --------- ---------

Pre-tax  Income (Loss)                                          (6.3)    (15.5)       (20.6)     10.9       4.2      30.8
                                                             ========= =========    ========= ========= ========= =========
---------------------------------------------------------------------------------------------------------------------------

INCURRED EXPENSES
Commissions/Concessions                                         39.8      73.0         81.3      44.0      29.2      14.5
Controllable Expenses                                           49.1      49.1         66.5      75.2      54.1      32.4
                                                             --------- ---------    --------- --------- --------- ---------
Total Current Expenses                                          88.9     122.1        147.8     119.2      83.2      46.9
Acquisition Cost Deferred                                      (53.3)    (92.0)      (102.9)    (83.8)    (43.0)    (21.1)
Acquisition Cost Amortized                                      21.9      30.5         34.9      19.0      37.0      23.1
                                                             --------- ---------    --------- --------- --------- ---------

Incurred Expenses                                            $  57.3   $  60.6      $  79.8   $  54.4   $  77.3   $  48.9
                                                             ========= =========    ========= ========= ========= =========

THE PHOENIX COMPANIES, INC.
ANNUITIES
Third Quarter 2003 (unaudited)
($ in millions)

PRE-TAX INCOME
Quarters ended                                                                  2002                               2003
                                                             ---------------------------------------   -----------------------------
                                                               March      June   September  December      March    June    September
                                                             --------- --------- --------- ---------   --------- --------- ---------
Fees                                                          $  15.2   $  14.4   $  14.0   $  13.5     $ 12.8    $  13.3   $  15.0
Interest Earned                                                  16.6      22.8      30.3      28.6       34.1       34.1      35.9
Surrender Charges                                                 1.1       1.2       2.3       2.0        1.5        1.4       1.8
                                                             --------- --------- --------- ---------   --------- --------- ---------
Total Revenues                                                   32.9      38.4      46.6      44.1       48.4       48.8      52.7
                                                             --------- --------- --------- ---------   --------- --------- ---------
Policy Benefits and Change in Reserves
Mortality Cost                                                    2.0       1.9       5.2       1.7        2.8                  1.8
Incurred Expenses                                                13.1      16.5      31.0      19.2       19.4       20.0      17.9
Interest Credited                                                15.3      19.2      29.3      28.2       31.5       30.2      32.7
                                                             --------- --------- --------- ---------   --------- --------- ---------
Total Expenses                                                   30.4      37.6      65.5      49.1       53.7       50.2      52.4
                                                             --------- --------- --------- ---------   --------- --------- ---------
Pre-tax Income (Loss)                                             2.6        .8     (18.9)     (5.0)      (5.3)      (1.4)       .3
                                                             ========= ========= ========= =========   ========= ========= =========
-------------------------------------------------------------------------------------------------------------------------- ---------

INCURRED EXPENSES
Commissions/Concessions                                          11.4      17.5      44.1       8.3       16.7       11.6      11.5
Controllable Expenses                                            16.3      16.7      16.1      17.4       18.0       16.3      14.8
                                                             --------- --------- --------- ---------   --------- --------- ---------
Total Current Expenses                                           27.7      34.2      60.2      25.7       34.7       27.9      26.3
                                                             --------- --------- --------- ---------   --------- --------- ---------
Acquisition Cost Deferred                                       (18.9)    (24.6)    (48.5)    (10.9)     (24.7)     (14.0)    (14.7)
Acquisition Cost Amortized                                        4.3       6.9      19.3       4.4        9.4        6.1       6.3
                                                             --------- --------- --------- ---------   --------- --------- ---------
Incurred Expenses                                             $  13.1   $  16.5   $  31.0   $  19.2     $ 19.4    $  20.0   $  17.9
                                                             ========= ========= ========= =========   ========= ========= =========

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Third Quarter 2003 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                      YTD September                        December 31,
                                                        ---------------------       --------------------------------------------
                                                           2003      2002              2002        2001       2000       1999
                                                        ---------- ----------       ----------- ---------- ---------- ----------

Annuities
Deposits                                                $ 1,255.2  $ 2,040.6         $ 2,258.4  $ 1,492.9  $   687.0  $   377.4
Surrenders                                                 (641.3)    (496.9)           (736.7)    (482.3)    (608.5)    (618.1)
                                                        ---------- ----------       ----------- ---------- ---------- ----------
Net Sales                                                   613.9    1,543.7           1,521.7    1,010.6       78.5     (240.7)
Performance and Interest Credited                           511.7     (515.1)           (338.0)    (563.1)    (415.2)     991.1
Fees                                                        (41.3)     (45.4)            (58.8)     (67.3)     (78.2)     (71.9)
Deaths                                                      (52.3)     (27.6)            (40.6)     (34.3)     (24.9)     (22.0)
Acquisitions                                                                                                              114.9
                                                        ---------- ----------       ----------- ---------- ---------- ----------
Change in Funds Under Management                          1,032.0      955.6           1,084.3      345.9     (439.8)     771.4
Beginning Balance                                         5,833.4    4,749.1           4,749.1    4,403.2    4,843.0    4,072.3
                                                        ---------- ----------       ----------- ---------- ---------- ----------
Ending Balance                                          $ 6,865.4  $ 5,704.7         $ 5,833.4  $ 4,749.1  $ 4,403.2  $ 4,843.7
                                                        ========== ==========       =========== ========== ========== ==========

VA Funds in Guaranteed Interest Accounts (1)            $ 2,155.5  $ 2,118.1         $ 2,159.3  $   955.0  $   333.5  $   210.9
                                                        ========== ==========       =========== ========== ========== ==========

Fixed Annuities  (1)                                    $ 1,055.7  $   706.6         $   737.2  $   267.3
                                                        ========== ==========       =========== ==========

(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
ANNUITIES NET FLOWS AND FUNDS UNDER MANAGEMENT
Third Quarter 2003 (unaudited)
($ in millions)

FUNDS UNDER MANAGEMENT                                                    2002                                   2003
                                                       ------------------------------------------   --------------------------------
Quarters ended                                            March      June    September  December      March      June     September
                                                       ---------- ---------- --------- ----------   --------- ---------- -----------

Annuities
Deposits                                               $   575.4  $  661.0   $  804.2  $  217.8     $  432.1  $  371.0   $   452.1
Surrenders                                                (127.0)   (189.4)    (180.5)   (239.8)      (231.6)   (195.1)     (214.6)
                                                       ---------- ---------- --------- ----------   --------- ---------- -----------
Net Sales                                                  448.4     471.6      623.7     (22.0)       200.5     175.9       237.5
Performance and Interest Credited                           (1.4)   (219.0)    (294.7)    177.1         20.2     351.4       140.1
Fees                                                       (15.9)    (15.7)     (13.8)    (13.4)       (11.5)    (15.4)      (14.4)
Deaths                                                      (7.2)     (9.0)     (11.4)    (13.0)       (22.6)    (13.0)      (16.7)
                                                       ---------- ---------- --------- ----------   --------- ---------- -----------
Change in Funds Under Management                           423.9     227.9      303.8     128.7        186.6     498.9       346.5
Beginning Balance                                        4,749.1   5,173.0    5,400.9   5,704.7      5,833.4   6,020.0     6,518.9
                                                       ---------- ---------- --------- ----------   --------- ---------- -----------
Ending Balance                                         $ 5,173.0  $5,400.9   $5,704.7  $5,833.4     $6,020.0  $6,518.9   $ 6,865.4
                                                       ========== ========== ========= ==========   ========= ========== ===========
VA Funds in Guaranteed Interest Accounts (1)           $ 1,179.5  $1,534.2   $2,118.1  $2,159.3     $2,224.8  $2,210.5   $ 2,155.5
                                                       ========== ========== ========= ==========   ========= ========== ===========
Fixed Annuities  (1)                                   $   378.1  $  559.7   $  706.6  $  737.2     $  921.4  $1,002.2   $ 1,055.7
                                                       ========== ========== ========= ==========   ========= ========== ===========


(1) Amounts are included in the annuities funds under management table above.

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION

Third Quarter 2003 (unaudited)
($ in millions)

                                                             September 30,                         December 31,
                                                         ---------------------    ---------------------------------------------
                                                            2003       2002          2002       2001         2000       1999
                                                         ---------- ----------    ---------- ----------   ---------- ----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                   $   323.5 $   303.0      $   310.4  $   252.8    $   211.4  $   161.5
Universal Life                                                196.7     147.2          163.1      134.7        127.4      130.4
Variable Annuities                                            288.9     267.6          264.9      211.4        147.0      141.0
Fixed Annuities                                                37.2      17.0           26.3         .4
Participating                                                 551.2     555.6          554.6      517.4        554.8      786.6
Other                                                          26.4      19.8           21.2       17.5         17.4       21.7
Adjustment for Unrealized Gains and Losses                    (88.2)    (74.9)        (106.4)     (10.5)       (39.0)      77.6
                                                         ---------- ----------    ---------- ----------   ---------- ----------
Total                                                     $ 1,335.6 $ 1,235.3      $ 1,234.1  $ 1,123.7    $ 1,019.0  $ 1,318.8
                                                         ========== ==========    ========== ==========   ========== ==========

-------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                     $   797.0 $   822.5     $ 1,148.4
Death Benefit in Excess of Fund Value, Net of Reinsurance     161.1     214.0         234.9
Statutory Reserve                                              19.2      16.6          15.8
GAAP Reserve                                                    8.1       8.1           8.7
                                                         ========== ==========    ==========

THE PHOENIX COMPANIES, INC.
SUPPLEMENTARY LIFE AND ANNUITY INFORMATION
Third Quarter 2003 (unaudited)
($ in millions)

                                                                            2002                                  2003
                                                           ---------------------------------------    ------------------------------
Quarters ended                                               March     June    September  December      March    June     September
                                                           --------- --------- ---------  --------    --------  --------  ----------
DEFERRED ACQUISITION COSTS
Variable Universal Life                                    $  268.6  $  284.3  $  303.0   $  310.4    $  310.9  $  315.4  $  323.5
Universal Life                                                139.1     142.4     147.2      163.1       172.6     183.4     196.7
Variable Annuities                                            219.5     230.9     267.6      264.9       271.2     277.5     288.9
Fixed Annuities                                                 6.1      12.4      17.0       26.3        35.3      36.8      37.2
Participating                                                 544.8     557.5     555.6      554.6       556.4     549.9     551.2
Other                                                          17.7      18.8      19.8       21.2        22.6      24.4      26.4
Adjustment for Unrealized Investment Gains and Losses          (3.9)    (34.3)    (74.9)    (106.4)      (99.0)   (139.4)    (88.2)
                                                           --------- --------- ---------  ---------   --------- --------- ----------
Total                                                      $1,191.9  $1,212.0  $1,235.3   $1,234.1    $1,270.0  $1,248.0  $1,335.6
                                                           ========= ========= =========  =========   ========= ========= ==========

------------------------------------------------------------------------------------------------------------------------------------

VARIABLE ANNUITY GUARANTEED MINIMUM DEATH BENEFITS
Death Benefit in Excess of Fund Value                      $  337.5  $  440.8  $  822.5   $1,148.4    $1,188.4  $  898.6  $  797.0
Death Benefit in Excess of Fund Value, Net of Reinsurance       5.7      10.3     214.0      234.9       242.3     178.7     161.1
Statutory Reserve                                               5.3       6.0      16.6       15.8        16.1      12.9      19.2
GAAP Reserve                                                     .3        .5       8.1        8.7         9.2       7.9       8.1
                                                           ========= ========= =========  =========   ========= ========= ==========

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                               YTD September                          December 31,
                                                         ---------------------    ---------------------------------------------
                                                            2003       2002          2002       2001         2000       1999
                                                         ---------- ----------    ---------- ----------   ---------- ----------
Investment Management Fees                               $   151.7  $   176.6     $   227.4  $   221.6    $   282.1  $   247.0
Mutual Funds - Ancillary Fees                                 13.4       15.6          20.4       24.3         32.4       31.7
Other Revenue                                                  6.5        7.4          10.2       12.9          8.8        4.7
                                                         ---------- ----------    ---------- ----------   ---------- ----------
Total Revenues                                               171.6      199.6         258.0      258.8        323.3      283.4
                                                         ---------- ----------    ---------- ----------   ---------- ----------

Employment Expenses                                          100.2      111.7         140.5      130.0        137.4      114.0
Other Operating Expenses                                      55.3       59.8          77.7       83.2         79.9       69.7
Amortization of Intangibles                                   24.9       24.6          32.5       49.0         31.8       30.3
Intangible Asset Impairments                                             66.3          66.3
                                                         ---------- ----------    ---------- ----------   ---------- ----------
Total Operating Expenses                                     180.5      262.4         317.0      262.2        249.1      214.0
                                                         ---------- ----------    ---------- ----------   ---------- ----------

Management Income (Loss)                                      (8.9)     (62.8)        (59.0)      (3.4)        74.2       69.4
Other Income (Expense) - Net                                   1.9         .5           1.0        1.6          3.7        4.0
Minority Interest                                             (7.6)      (9.2)        (11.9)      (6.9)       (16.5)     (13.4)
                                                         ---------- ----------    ---------- ----------   ---------- ----------
Segment Income, before income taxes                          (14.6)     (71.5)        (69.9)      (8.7)        61.4       60.0
Applicable Income taxes (Benefit)                             (5.6)      (7.1)         (6.0)       2.6         32.0       28.9
                                                         ---------- ----------    ---------- ----------   ---------- ----------
Segment Income (Loss)                                    $    (9.0) $   (64.4)    $   (63.9) $   (11.3)   $    29.4  $    31.1
                                                         ========== ==========    ========== ==========   ========== ==========

-------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT
Third Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                         2002                                  2003
                                                      ----------------------------------------    ------------------------------
Quarters ended                                         March     June     September  December      March      June     September
                                                      -------- ---------  ---------  ---------    --------  ---------  ---------
Investment Management Fees                            $  59.2  $   61.8   $   55.6   $   50.8     $  48.7   $   49.4   $   53.6
Mutual Funds - Ancillary Fees                             5.4       5.3        4.9        4.8         4.4        4.7        4.3
Other Revenue                                             2.4       2.7        2.3        2.8         1.6        2.2        2.7
                                                      -------- --------   ---------  ---------    --------  ---------   --------
Total Revenues                                           67.0      69.8       62.8       58.4        54.7       56.3       60.6
                                                      -------- --------   ---------  ---------    --------  ---------   --------

Employment Expenses                                      38.2      40.7       32.1       28.8        30.7       34.6       34.9
Other Operating Expenses                                 18.9      21.0       20.5       18.0        19.5       17.7       18.2
Amortization of Intangibles                               8.1       7.8        8.7        7.9         8.4        8.2        8.3
Intangible Asset Impairments                                                  66.3
                                                      -------- --------   ---------  ---------    --------  ---------   --------
Total Operating Expenses                                 65.2      69.5      127.6       54.7        58.6       60.5       61.4
                                                      -------- --------   ---------  ---------    --------  ---------   --------
Management Income (Loss)                                  1.8        .3      (64.8)       3.7        (3.9)      (4.2)       (.8)
Other Income (Expense) - Net                                         .4         .1         .5          .9         .4         .6
Minority Interest                                        (2.9)     (3.3)      (3.1)      (2.6)       (2.8)      (1.9)      (2.9)
                                                      -------- --------   ---------  ---------    --------  ---------   --------
Segment Income, before income taxes                      (1.1)     (2.6)     (67.8)       1.6        (5.8)      (5.7)      (3.1)
Applicable Income Taxes (Benefit)                         (.5)     (1.4)      (5.2)       1.1        (2.1)      (2.3)      (1.2)
                                                      -------- --------   ---------  ---------    --------  ---------   --------
Segment Income (Loss)                                 $   (.6) $   (1.2)  $  (62.6)  $     .5     $  (3.7)  $   (3.4)   $  (1.9)
                                                      ========  ========  =========  =========    ========  =========   ========

------------------------------------------------------------------------------------------------------------------------------------

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2003 (unaudited)
($ in millions)

                                                                YTD September                       December 31,
                                                          ---------------------    ---------------------------------------------
                                                             2003       2002          2002       2001         2000       1999
                                                          ---------- ----------    ---------- ----------   ---------- ----------
PRIVATE CLIENT PRODUCTS:
Managed Accounts
Inflows                                                   $ 1,645.9  $ 3,774.4     $ 4,421.1  $ 2,721.9    $ 3,869.4  $ 2,143.2
Outflows                                                   (1,860.5)  (2,164.4)     (2,716.3)  (2,546.4)    (1,619.8)  (1,034.3)
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Net Flows                                                    (214.6)   1,610.0       1,704.8      175.5      2,249.6    1,108.9
Performance                                                 2,015.6   (3,540.9)     (3,278.2)  (3,545.8)    (2,859.1)   1,939.0
Acquisitions (Divestitures)                                            5,914.3       5,914.3      748.5       (130.0)     433.0
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Change in Assets Under Management                           1,801.0    3,983.4       4,340.9   (2,621.8)      (739.5)   3,480.9
Beginning Balance                                          13,179.2    8,838.3       8,838.3   11,460.1     12,199.6    8,718.7
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Ending Balance                                             14,980.2   12,821.7      13,179.2    8,838.3     11,460.1   12,199.6
                                                          ---------- ----------    ---------- ----------   ---------- ----------

Mutual Funds
Inflows                                                     1,339.1      971.0       1,332.8    1,817.8      2,068.5    1,657.8
Outflows                                                   (1,639.9)  (1,942.2)     (2,754.0)  (2,756.4)    (3,492.0)  (3,216.3)
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Net Flows                                                    (300.8)    (971.2)     (1,421.2)    (938.6)    (1,423.5)  (1,558.5)
Performance                                                 1,094.9   (2,194.7)     (1,811.8)  (2,556.5)    (1,933.2)   3,124.7
Acquisitions (Divestitures)                                              333.5         333.5                            2,099.8
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Change in Assets Under Management                             794.1   (2,832.4)     (2,899.5)  (3,495.1)    (3,356.7)   3,666.0
Beginning Balance                                           8,322.1   11,221.6      11,221.6   14,716.7     18,073.4   14,407.4
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Ending Balance                                              9,116.2    8,389.2       8,322.1   11,221.6     14,716.7   18,073.4
                                                          ---------- ----------    ---------- ----------   ---------- ----------

INSTITUTIONAL PRODUCTS:
Inflows                                                     2,288.7    3,591.9       4,380.4    4,989.0      5,572.5    5,843.7
Outflows                                                   (2,438.3)  (3,973.1)     (4,480.0)  (3,766.9)    (7,355.6)  (5,025.6)
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Net Flows                                                    (149.6)    (381.2)        (99.6)   1,222.1     (1,783.1)     818.1
Performance (1)                                               211.5   (2,601.0)     (2,773.1)  (1,152.2)       935.4    1,628.2
Other (1)                                                     722.1    1,528.5       1,789.0    1,438.4        141.3      274.3
Acquisitions (Divestitures)                                            1,507.7       1,507.7      105.9     (3,206.0)   1,246.5
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Change in Assets Under Management                             784.0       54.0         424.0    1,614.2     (3,912.4)   3,967.1
Beginning Balance                                          32,454.2   32,030.2      32,030.2   30,416.0     34,328.4   30,361.3
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Ending Balance                                             33,238.2   32,084.2      32,454.2   32,030.2     30,416.0   34,328.4
                                                          ---------- ----------    ---------- ----------   ---------- ----------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS:
Inflows                                                     5,273.7    8,337.3      10,134.3    9,528.7     11,510.4    9,644.7
Outflows                                                   (5,938.7)  (8,079.7)     (9,950.3)  (9,069.7)   (12,467.4)  (9,276.2)
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Net Flows                                                    (665.0)     257.6         184.0      459.0       (957.0)     368.5
Performance (1)                                             3,322.0   (8,336.6)     (7,863.1)  (7,254.5)    (3,856.9)   6,691.9
Other (1)                                                     722.1    1,528.5       1,789.0    1,438.4        141.3      274.3
Acquisitions (Divestitures)                                            7,755.5       7,755.5      854.4     (3,336.0)   3,779.3
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Change in Assets Under Management                           3,379.1    1,205.0       1,865.4   (4,502.7)    (8,008.6)  11,114.0
Beginning Balance                                          53,955.5   52,090.1      52,090.1   56,592.8     64,601.4   53,487.4
                                                          ---------- ----------    ---------- ----------   ---------- ----------
Ending Balance                                            $57,334.6  $53,295.1     $53,955.5  $52,090.1    $56,592.8  $64,601.4
                                                          ========== ==========    ========== ==========   ========== ==========
Variable Product Change in Assets Under
  Management included in Mutual Funds above               $   102.7  $  (711.9)    $ (686.5)  $ (734.7)    $  (634.6) $   576.4
                                                          ========== ==========    =========  =========    ========== ==========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
ASSET MANAGEMENT NET FLOWS AND ASSETS UNDER MANAGEMENT
Third Quarter 2003 (unaudited)
($ in millions)

                                                                          2002                                  2003
                                                      ------------------------------------------- -------------------------------
Quarters ended                                           March      June    September   December    March      June    September
                                                      ---------- ---------- ---------- ---------- --------- ---------- ----------
PRIVATE CLIENT PRODUCTS:
Managed Accounts
Inflows                                               $ 1,149.7  $ 1,732.5  $   892.2  $   646.8  $   568.8    $ 551.2    $ 525.9
Outflows                                                 (538.0)    (816.3)    (810.1)    (551.9)    (688.4)    (612.6)    (559.5)
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net Flows                                                 611.7      916.2       82.1       94.9     (119.6)     (61.4)     (33.6)
Performance                                               661.2   (1,882.0)  (2,320.1)     262.6      434.8    1,341.4      239.4
Acquisitions (Divestitures)                             5,809.0                 105.3
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Change in Assets Under Management                       7,081.9     (965.8)  (2,132.7)     357.5      315.2    1,280.0      205.8
Beginning Balance                                       8,838.3   15,920.2   14,954.4   12,821.7   13,179.2   13,494.4   14,774.4
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ending Balance                                         15,920.2   14,954.4   12,821.7   13,179.2   13,494.4   14,774.4   14,980.2
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------

Mutual Funds:
Inflows                                                   282.1      370.5      318.4      361.8      313.3      449.2      576.6
Outflows                                                 (603.7)    (727.9)    (610.6)    (811.9)    (498.8)    (542.9)    (598.2)
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net Flows                                                (321.6)    (357.4)    (292.2)    (450.1)    (185.5)     (93.7)     (21.6)
Performance                                               (90.2)  (1,109.9)    (994.6)     383.0     (101.4)     897.1      299.2
Acquisitions (Divestitures)                               333.5
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Change in Assets Under Management                         (78.3)  (1,467.3)  (1,286.8)     (67.1)    (286.9)     803.4      277.6
Beginning Balance                                      11,221.6   11,143.3    9,676.0    8,389.2    8,322.1    8,035.2    8,838.6
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ending Balance                                         11,143.3    9,676.0    8,389.2    8,322.1    8,035.2    8,838.6    9,116.2
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------

INSTITUTIONAL PRODUCTS:
Inflows                                                   832.7      960.6    1,798.6      788.5      793.7      918.2      576.8
Outflows                                                 (723.3)  (2,071.5)  (1,178.3)    (506.9)    (640.9)  (1,075.1)    (722.3)
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net Flows                                                 109.4   (1,110.9)     620.3      281.6      152.8     (156.9)    (145.5)
Performance (1)                                          (425.9)  (1,112.0)  (1,063.1)    (172.1)  (1,724.4)   1,529.4      406.5
Other (1)                                                 409.4      518.8      600.3      260.5      496.4      154.7       71.0
Acquisitions (Divestitures)                             1,507.7
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Change in Assets Under Management                       1,600.6   (1,704.1)     157.5      370.0   (1,075.2)   1,527.2      332.0
Beginning Balance                                      32,030.2   33,630.8   31,926.7   32,084.2   32,454.2   31,379.0   32,906.2
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ending Balance                                         33,630.8   31,926.7   32,084.2   32,454.2   31,379.0   32,906.2   33,238.2
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------

TOTAL PRIVATE CLIENT AND INSTITUTIONAL PRODUCTS:
Inflows                                                 2,264.5    3,063.6    3,009.2    1,797.1    1,675.8    1,918.6    1,679.3
Outflows                                               (1,865.0)  (3,615.7)  (2,599.0)  (1,870.7)  (1,828.1)  (2,230.6)  (1,880.0)
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Net Flows                                                 399.5     (552.1)     410.2      (73.6)    (152.3)    (312.0)    (200.7)
Performance (1)                                           145.1   (4,103.9)  (4,377.8)     473.5   (1,391.0)   3,767.9      945.1
Other (1)                                                 409.4      518.8      600.3      260.5      496.4      154.7       71.0
Acquisitions (Divestitures)                             7,650.2                 105.3
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Change in Assets Under Management                       8,604.2   (4,137.2)  (3,262.0)     660.4   (1,046.9)   3,610.6      815.4
Beginning Balance                                      52,090.1   60,694.3   56,557.1   53,295.1   53,955.5   52,908.6   56,519.2
                                                      ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ending Balance                                        $60,694.3  $56,557.1  $53,295.1  $53,955.5  $52,908.6  $56,519.2  $57,334.6
                                                      ========== ========== ========== ========== ========== ========== ==========
Variable Product Change in Assets Under
  Management included in Mutual Funds above           $  (123.2) $  (314.9) $  (273.8) $    25.4  $  (106.4) $   155.1  $    54.0
                                                      ========== ========== ========== ========== ========== ========== ==========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Third Quarter 2003 (unaudited)
($ in millions)

                                                              YTD September                        December 31,
                                                          --------------------     -------------------------------------------
                                                             2003       2002          2002       2001        2000       1999
                                                          ---------  ---------     ---------  ----------   --------   --------
SEGMENT INCOME
Operating Loss                                            $   (5.3)  $   (5.8)     $  (7.4)   $   (7.3)    $  (7.8)   $  (8.9)
Realized Gains (Losses) on Cash and Stock Distributions        1.1       (7.2)        (4.7)       26.2       222.2       84.7
Change in Unrealized Gains on Investments Held in
  Partnerships                                                39.1      (43.9)       (47.2)     (178.5)       62.9       64.1
                                                          ---------  ---------     --------   ---------    --------   --------
Equity in Partnership Earnings, before income taxes           34.8      (56.9)       (59.3)     (159.6)      277.3      139.9
Applicable Income Taxes (Benefit)                             12.2      (19.9)       (20.7)      (55.9)       97.1       49.0
                                                          ---------  ---------     --------   ---------    --------   --------
Segment Income (Loss)                                     $   22.6   $  (37.0)     $ (38.6)   $ (103.7)    $ 180.2    $  90.9
                                                          =========  =========     ========   =========    ========   ========

------------------------------------------------------------------------------------------------------------------------------

VENTURE CAPITAL INVESTMENTS

Contributions (Dollars Invested)                              27.5       30.7         42.2        47.0        97.0      108.5
Equity In Earnings of Partnerships                            34.8      (56.9)       (59.3)     (159.6)      277.3      139.9
Distributions                                                (21.2)     (34.9)       (41.8)      (63.0)     (245.1)    (101.5)
Sale of Partnership Interests and Transfer to Closed Block   (52.2)
Realized Loss on Sale of Partnership Interests and
  Transfer to Closed Block                                   (14.2)                   (5.0)
                                                          ---------  ---------     --------   ---------    --------   --------
Change in Venture Capital Investments                        (25.3)     (61.1)       (63.9)     (175.6)      129.2      146.9
Beginning Balance                                            227.8      291.7        291.7       467.3       338.1      191.2
                                                          ---------  ---------     --------   ---------    --------   --------
Ending Balance                                            $  202.5   $  230.6      $ 227.8    $  291.7     $ 467.3    $ 338.1
                                                          =========  =========     ========   =========    ========   ========

------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                    37.3       20.3         25.0        41.3
Telecom                                                       12.2        8.7         10.2        19.1
Biotech                                                       15.8       10.4         11.1        14.1
Healthcare                                                     7.8        8.9          9.2        10.7
                                                                     ---------
Consumer and Business Products and Services                   27.8   Included         45.9        46.6
Financial Services                                            29.2   in Other         28.1        30.3
                                                                     ---------
Other                                                         42.1      118.8         50.6        57.8
                                                          ---------  ---------     --------   ---------
Total Private Holdings                                       172.2      167.1        180.1       219.9
Public Holdings                                               18.1       21.5         23.0        39.8
Cash and Cash Equivalents                                     10.8       27.2         21.6        22.5
Other                                                          1.4       14.8          3.1         9.5
                                                          ---------  ---------     --------   ---------
Total                                                     $  202.5   $  230.6      $ 227.8    $  291.7
                                                          =========  =========     ========   =========

THE PHOENIX COMPANIES, INC.
VENTURE CAPITAL SEGMENT
Third Quarter 2003 (unaudited)
($ in millions)

                                                                         2002                                   2003
                                                     ------------------------------------------  ---------------------------------
Quarters ended                                         March       June    September  December     March       June     September
                                                     ---------- ---------- ---------  ---------  ---------- ---------- -----------
SEGMENT INCOME
Operating Loss                                          $ (2.0)   $ (1.6)    $ (2.2)    $ (1.6)      $ (.9)  $   (2.6)  $   (1.8)
Realized Gains (Losses) on Cash and Stock
  Distributions                                          (12.5)      7.4       (2.1)       2.5        (6.2)       1.0        6.2
Change in Unrealized Gains on Investments Held in
  Partnerships                                             9.5     (35.7)     (17.7)      (3.3)       31.0        7.4         .7
                                                     ---------- ---------  ---------  ---------    --------  ---------  ---------
Equity in Partnership Earnings, before income taxes       (5.0)    (29.9)     (22.0)      (2.4)       23.9        5.8        5.1
Applicable Income Taxes (Benefit)                         (1.8)    (10.4)      (7.7)       (.8)        8.4        2.0        1.8
                                                     ---------- ---------  ---------  ---------    --------  ---------  ---------
Segment Income (Loss)                                     (3.2)    (19.5)     (14.3)      (1.6)       15.5        3.8        3.3
                                                     ========== =========  =========  =========    ========  =========  =========

---------------------------------------------------------------------------------------------------------------------- ----------
VENTURE CAPITAL INVESTMENTS

Contributions (Dollars Invested)                          13.0       7.5       10.2      11.5        11.6        9.9        6.0
Equity In Earnings of Partnerships                        (5.0)    (29.9)     (22.0)     (2.4)       23.9        5.8        5.1
Distributions                                             (9.4)     (6.1)     (19.4)     (6.9)       (3.0)      (5.7)     (12.4)
Sale of Partnership Interests and Transfer to
   Closed Block                                                                                     (52.2)
Realized Loss on Sale of Partnership Interests
   and Transfer to Closed Block                                                          (5.0)      (13.8)       (.5)
                                                     ---------- ---------  ---------  --------    --------   --------   --------
Change in Venture Capital Investments                     (1.4)    (28.5)     (31.2)     (2.8)      (33.5)       9.5       (1.3)
Beginning Balance                                        291.7     290.3      261.8     230.6       227.8      194.3      203.8
                                                     ---------- ---------  ---------  --------    --------   --------   --------
Ending Balance                                           290.3     261.8      230.6     227.8       194.3      203.8      202.5
                                                     ========== =========  =========  ========    ========   ========   ========

--------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Technology                                                43.6      29.4       20.3        25        23.5       36.6       37.3
Telecom                                                   17.3      10.5        8.7      10.2         7.4       12.6       12.2
Biotech                                                   15.7       9.7       10.4      11.1         9.8       14.9       15.8
Healthcare                                                 8.4       6.8        8.9       9.2         6.7        8.0        7.8
                                                     --------------------------------
Consumer and Business Products and Services                  Included in Other           45.9        32.0       29.6       27.8
Financial Services                                                                       28.1        29.7       28.2       29.2
                                                     --------------------------------
Other                                                    140.6     142.7      118.8      50.6        57.7       34.3       42.1
                                                     ---------- ---------  ---------  --------    -------    --------   --------
Total Private Holdings                                   225.6     199.1      167.1     180.1       166.8      164.2      172.2
Public Holdings                                           39.1      29.9       21.5      23.0        11.4       15.6       18.1
Cash and Cash Equivalents                                 16.1      24.9       27.2      21.6         9.2        9.2       10.8
Other                                                      9.5       7.9       14.8       3.1         6.9       14.8        1.4
                                                     ---------- ---------  ---------  --------    --------   --------   --------
Total                                                $   290.3  $  261.8   $  230.6   $ 227.8     $ 194.3    $ 203.8    $ 202.5
                                                     ========== =========  =========  ========    ========   ========   ========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                 YTD September                     December 31,
                                                          ---------------------  ------------------------------------------
                                                             2003      2002          2002     2001       2000       1999
                                                          ---------- ----------  ---------- --------  ----------  ---------
Corporate Investment Income                               $    2.8   $    3.5    $    1.5   $   7.2   $    36.7   $   13.1
Interest Expense                                             (29.5)     (23.1)      (31.4)    (27.3)      (32.7)     (34.0)
Corporate Expenses                                            (7.7)      (8.1)      (10.4)    (19.9)      (53.5)     (42.4)
International                                                  (.1)       6.5         4.2       7.7        12.1       10.0
Other                                                           .2       (3.2)       (3.8)     (2.4)      (23.4)       3.5
                                                          ---------  ---------   ---------  --------  ----------  ---------
Segment Loss, before income taxes                            (34.4)     (24.4)      (39.9)    (34.7)      (60.8)     (49.8)
Applicable Income Tax Benefit                                (14.1)     (17.5)      (26.2)    (20.9)      (37.2)     (27.1)
                                                          ---------  ---------   ---------  --------  ----------  ---------
Segment Loss                                              $  (20.3)  $   (6.9)   $  (13.7)  $ (13.8)  $   (23.6)  $  (22.7)
                                                          =========  =========   =========  ========  ==========  =========

THE PHOENIX COMPANIES, INC.
CORPORATE AND OTHER
Third Quarter 2003 (unaudited)
($ in millions)

SEGMENT INCOME                                                        2002                                     2003
                                                    -------------------------------------------  ---------------------------------
Quarters ended                                        March       June    September   December     March      June      September
                                                    ---------- ---------- ---------- ----------  ---------- ---------- -----------
Corporate Investment Income (Loss)                  $   2.7    $   1.1    $   (.3)   $  (1.9)    $    .5    $    .9      $   1.5
Interest Expense                                       (7.7)      (7.7)      (7.7)      (8.3)       (9.8)      (9.9)        (9.9)
Corporate Expenses                                     (4.3)      (2.5)      (1.3)      (2.3)         .1       (3.1)        (4.8)
International                                           3.8        2.1         .6       (2.2)       (1.3)                    1.2
Other                                                   (.2)      (1.4)      (1.3)      (1.0)        (.9)       (.4)         1.5
                                                    --------   --------   --------   --------    --------   --------     --------
Segment Income, before income taxes                    (5.7)      (8.4)     (10.1)     (15.7)      (11.4)     (12.5)       (10.5)
Applicable Income Tax Benefit                          (4.1)      (7.0)      (6.4)     (12.1)       (2.8)      (4.6)        (6.7)
                                                    --------   --------   --------   --------    --------   --------     --------
Segment Loss                                        $  (1.8)   $  (1.4)   $  (3.7)   $  (3.6)    $  (8.6)   $  (7.9)     $  (3.8)
                                                    ========   ========   ========   ========    ========   ========     ========

                                       25

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Third Quarter 2003 (unaudited)
($ in millions)

                                                            YTD September                         December 31,
                                                       -----------------------  -------------------------------------------------
                                                          2003       2002         2002          2001          2000        1999
                                                       ----------  -----------  ----------   ----------   ----------   ----------

REVENUES
Premiums                                               $  781.5     $  813.9    $ 1,082.0     $1,112.7    $ 1,147.4    $ 1,175.7
Insurance and Investment Product Fees                     410.3        425.6        563.3        546.4        631.0        574.6
Net Investment Income                                     794.7        675.7        915.2        843.2      1,137.2        958.6
Net Realized Investment Gains (Losses)                   (119.5)       (74.1)      (107.6)       (72.4)        89.2         75.8
                                                       ---------   ----------   ----------   ----------   ----------   ----------
Total Revenues                                          1,867.0      1,841.1      2,452.9      2,429.9      3,004.8      2,784.7
                                                       ---------   ----------   ----------   ----------   ----------   ----------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities      1,088.2      1,070.7      1,436.1      1,406.7      1,409.8      1,373.1
Policyholder Dividends                                    310.2        294.4        401.8        400.1        378.0        360.5
Policy Acquisition Cost Amortization                       76.6         41.6         59.2        133.0        356.0        147.9
Intangible Asset Impairments                                            66.3
Intangible Asset Amortization                              24.9         24.8         98.8         49.4         36.9         40.1
Interest Expense                                           29.5         23.1         31.4         27.3         32.7         34.0
Demutualization Expenses                                                 1.7          1.8         25.9         21.8
Other Operating Expenses                                  393.3        451.0        583.9        628.1        604.5        557.9
                                                       ---------   ----------   ----------   ----------   ----------   ----------
Total Expenses                                          1,922.7      1,973.6      2,613.0      2,670.5      2,839.7      2,513.5
                                                       ---------   ----------   ----------   ----------   ----------   ----------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest               (55.7)      (132.5)      (160.1)      (240.6)       165.1        271.2
Applicable Income Taxes (Benefit)                         (31.4)       (40.4)       (56.8)      (110.5)        56.2         99.0
                                                       ---------   ----------   ----------   ----------   ----------   ----------
Income (Loss) from Continuing Operations before
  Minority Interest                                       (24.3)       (92.1)      (103.3)      (130.1)       108.9        172.2
Minority Interest in Net Income of Subsidiaries            (8.0)        (9.2)       (12.4)        (7.2)       (14.1)       (10.1)
                                                       ---------   ----------   ----------   ----------   ----------   ----------

Income (Loss) from Continuing Operations                  (32.3)      (101.3)      (115.7)      (137.3)        94.8        162.1
Discontinued Operations
        Income from Discontinued Operations                                                                     9.4         36.1
        Loss on Disposal                                                                                      (20.9)      (109.0)
                                                       ---------   ----------   ----------   ----------   ----------   ----------

Income (Loss) Before Cumulative Effect of Accounting
  Changes                                                 (32.3)      (101.3)      (115.7)      (137.3)        83.3         89.2

Cumulative Effect of Accounting Changes:
    Goodwill and Other Intangible Assets                              (130.3)      (130.3)
    Venture Capital Partnerships                                                                 (48.8)
    Securitized Financial Instruments                                                            (20.5)
    Derivative Financial Instruments                                                               3.9
                                                       ---------   ----------   ----------   ----------   ----------   ----------
Net Income (Loss)                                      $  (32.3)    $ (231.6)   $  (246.0)    $ (202.7)   $    83.3    $    89.2
                                                       =========   ==========   ==========   ==========   ==========   ==========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATED STATEMENT OF INCOME - GAAP FORMAT (1)
Third Quarter 2003 (unaudited)
($ in millions)

                                                                       2002                                       2003
                                                      -------------------------------------------  -------------------------------
Quarters ended                                           March      June    September  December      March      June     September
                                                      ---------- ---------- ---------- ----------  ---------- ---------- ---------

REVENUES
Premiums                                              $  257.4   $  259.4   $  297.1   $  268.1    $  246.1   $  248.5   $  286.9
Insurance and Investment Product Fees                    140.3      145.9      139.4      137.7       132.9      133.8      143.6
Net Investment Income                                    231.2      215.7      228.8      239.5       276.7      263.8      254.2
Net Realized Investment Losses                           (35.0)     (28.6)     (10.5)     (33.5)      (12.3)    (104.6)      (2.6)
                                                      ---------  ---------  ---------  ---------   ---------  ---------  ---------
Total Revenues                                           593.9      592.4      654.8      611.8       643.4      541.5      682.1
                                                      ---------  ---------  ---------  ---------   ---------  ---------  ---------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities       333.9      338.9      397.9      365.4       350.8      348.4      389.0
Policyholder Dividends                                    74.2      107.5      112.7      107.4       116.5       94.2       99.5
Policy Acquisition Cost Amortization                     (10.9)      11.4       41.1       17.6        28.0       25.9       22.7
Intangible Asset Impairments                                                    66.3
Intangible Asset Amortization                              8.1        7.8        8.9        7.7         8.4        8.2        8.3
Interest Expense                                           7.7        7.7        7.7        8.3         9.8        9.9        9.8
Demutualization Expenses                                    .9         .6         .2         .1
Other Operating Expenses                                 136.0      179.1      135.9      133.8       126.5      136.5      130.3
                                                      ---------  ---------  ---------  ---------   ---------  ---------  ---------
Total Expenses                                           549.9      653.0      770.7      640.3       640.0      623.1      659.6
                                                      ---------  ---------  ---------  ---------   ---------  ---------  ---------
Income (Loss) from Continuing Operations
  Before Income Taxes and Minority Interest               44.0      (60.6)    (115.9)     (28.5)        3.4      (81.6)      22.5
Applicable Income Taxes (Benefit)                         12.3      (26.7)     (26.0)     (16.7)       (2.6)     (34.4)       5.6
                                                      ---------  ---------  ---------  ---------   ---------  ---------  ---------
Income (Loss) from Continuing Operations before
  Minority Interest                                       31.7      (33.9)     (89.9)     (11.8)        6.0      (47.2)      16.9
Minority Interest in Net Income of Subsidiaries           (2.8)      (3.3)      (3.1)      (2.7)       (2.8)      (2.3)      (2.9)
                                                      ---------  ---------  ---------  ---------   ---------  ---------  ---------

Income (Loss) Before Cumulative Effect of Accounting
  Changes                                                 28.9      (37.2)     (93.0)     (14.5)        3.2      (49.5)      14.0

Cumulative Effect of Accounting Changes:
      Goodwill and Other Intangible Assets              (130.3)
                                                      ---------  ---------  ---------  ---------   ---------  ---------  ---------
Net Income (Loss)                                     $ (101.4)  $  (37.2)  $  (93.0)  $  (14.5)   $    3.2   $  (49.5)    $ 14.0
                                                      =========  =========  =========  =========   =========  =========  =========

(1) Certain reclassifications have been made to prior periods to conform with the current presentation.

THE PHOENIX COMPANIES, INC.
CONSOLIDATING THIRD QUARTER 2003 INCOME STATEMENT
Third Quarter 2003 (unaudited)
($ in millions)

                                                                                                                Exclusions from
Year-to-date September 30, 2003                                    Operating Segments     Other Segments        Segment Income
                                                                 --------------------- --------------------- ---------------------
                                                                                                              Realized
                                                                   Life &     Asset      Venture   Corporate Investment
                                                    Consolidated   Annuity  Management   Capital    & Other    Losses    Other
                                                    ------------ ---------- ---------- ---------- ---------- ---------- ----------
REVENUES
Premiums                                            $   781.5    $   781.5
Insurance and Investment Product Fees                   410.3        242.5  $  173.2              $   11.4              $ (16.8)
Net Investment Income                                   794.7        742.8        .3   $   34.8       10.5                  6.3
Net Realized Investment Losses                         (119.5)                                               $  (119.1)     (.4)
                                                    ----------   ---------- ---------  ---------  ---------  ---------- --------
       Total Revenues                                 1,867.0      1,766.8     173.5       34.8       21.9      (119.1)   (10.9)
                                                    ----------   ---------- ---------  ---------  ---------  ---------- --------

BENEFITS AND EXPENSES
Policy Benefits and Increase in Policy Liabilities    1,088.2      1,082.3                             5.9
Policyholder Dividends                                  310.2        314.7                                        (4.5)
Policy Acquisition Cost Amortization                     76.6         77.7                                        (1.1)
Intangible Asset Amortization                            24.9                   24.9
Interest Expense                                         29.5                                         29.5
Other Operating Expenses                                393.3        222.7     155.6                  20.9                 (5.9)
                                                    ----------   ---------- ---------  ---------  ---------  ---------- --------
       Total Expenses                                 1,922.7      1,697.4     180.5         -        56.3        (5.6)    (5.9)
                                                    ----------   ---------- ---------  ---------  ---------  ---------- --------
Income (Loss) from Continuing Operations Before
       Income Taxes and Minority Interest               (55.7)        69.4      (7.0)      34.8      (34.4)     (113.5)    (5.0)
Applicable Income Taxes (Benefit)                       (31.4)        22.5      (5.6)      12.2      (14.1)      (44.4)    (2.0)
                                                    ----------   ---------- ---------  ---------  ---------  ---------- --------
Income (Loss) from Continuing Operations before
  Minority Interest                                     (24.3)        46.9      (1.4)      22.6      (20.3)      (69.1)    (3.0)
Minority Interest in Net Income of Subsidiaries          (8.0)         (.4)     (7.6)
                                                    ----------   ---------- ---------  ---------  ---------  ---------- --------

Income (Loss) from Continuing Operations            $   (32.3)   $    46.5  $   (9.0)  $   22.6   $  (20.3)  $   (69.1)  $ (3.0)
                                                    ==========   ========== =========  =========  =========  ========== ========

THE PHOENIX COMPANIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET -- PRELIMINARY
Third Quarter 2003 (unaudited)
($ in millions, except par value)

                                                                                        December 31,
                                                       September    ---------------------------------------------------
                                                         2003           2002         2001         2000         1999
                                                       ------------ ------------ ------------ ------------- -----------
ASSETS:
Available-for-Sale Debt Securities, at fair value      $  13,007.5  $  11,894.1  $  9,787.7   $  6,022.3    $  5,580.6
Held-to-Maturity Debt Securities                                                                 2,109.6       1,958.2
Equity Securities, at fair value                             357.4        391.2       290.9        335.5         437.2
Mortgage Loans, at unpaid principal balances                 328.1        468.8       535.8        593.4         716.8
Policy Loans, at unpaid principal balances                 2,212.1      2,195.9     2,172.2      2,105.2       2,042.6
Venture Capital Partnerships, at equity in net assets        240.3        228.6       291.7        467.3         338.1
Affiliate Equity and Debt Securities, at cost plus
  equity in undistributed earnings                            41.9        134.7       150.6        103.7         106.6
Other Investments                                            413.5        398.9       376.0        313.6         280.0
                                                       ------------ ------------ -----------  -----------   -----------
       Total Investments                                  16,600.8     15,712.2    13,604.9     12,050.6      11,460.1

Cash and Cash Equivalents                                    628.3      1,058.5       815.5        720.0         316.7
Deferred Policy Acquisition Costs                          1,335.6      1,234.1     1,123.7      1,019.0       1,318.8
Goodwill and intangible assets                               721.7        747.7       858.6        582.6         577.9
Other General Account Assets                                 703.7        690.5       563.2        564.4         689.6
Separate Account Assets and Investment Trust assets        7,082.5      5,793.1     5,570.0      5,376.6       5,923.9
                                                       ------------ ------------ -----------  -----------   -----------
       Total Assets                                       27,106.2     25,236.1    22,535.9     20,313.2      20,287.0
                                                       ============ ============ ===========  ===========   ===========

LIABILITIES:
Policy Liabilities and Accruals                           12,964.7     12,680.0    11,846.4     11,372.6      10,899.8
Policyholder Deposit Funds                                 3,737.8      3,395.7     1,515.2        678.4         538.2
Indebtedness                                                 642.5        644.3       599.3        425.1         499.4
Stock Purchase Contracts                                     124.1        137.6
Other General Account Liabilities                            549.0        553.7       614.4        619.6         669.7
Separate Account and Investment Trust Liabilities          7,082.5      5,793.1     5,564.9      5,376.6       5,923.9
                                                       ------------ ------------ -----------  -----------   -----------
       Total Liabilities and minority interest            25,100.6     23,204.4    20,140.2     18,472.3      18,531.0
                                                       ------------ ------------ -----------  -----------   -----------


STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares
  authorized; 94,339,705 shares outstanding
  (September 30, 2003)                                         1.0          1.0         1.0
Additional paid in capital                                 2,425.7      2,424.4     2,413.3
Deferred Compensation on Restricted Stock Units               (3.9)
Retained Earnings                                           (339.9)      (292.6)      (30.8)     1,820.7       1,731.5
Treasury stock, at cost: 12,036,586 shares
  (September 30, 2003)                                      (187.7)      (195.7)      (66.0)
Accumulated Other Comprehensive Income                       110.4         94.6        78.2         20.2          24.5
                                                       ------------ ------------ -----------  -----------   -----------
       Total Stockholders' Equity                          2,005.6      2,031.7     2,395.7      1,840.9       1,756.0
                                                       ------------ ------------ -----------  -----------   -----------
       Total Liabilities and Stockholders' Equity      $  27,106.2  $  25,236.1  $ 22,535.9   $ 20,313.2    $ 20,287.0
                                                       ============ ============ ===========  ===========   ===========

THE PHOENIX COMPANIES, INC.
INVESTMENT PORTFOLIO SUMMARY
Third Quarter 2003 (unaudited)
($ in millions, except par value)

                                                          Total Debt Securities    Public Debt Securities   Private Debt Securities
                                                       ------------------------- -------------------------- ------------------------
                                                        9/30/2003    12/31/2002    9/30/2003   12/31/2002    9/30/2003   12/31/2002
                                                       ------------ ------------ ------------ ------------- ----------- ------------
DEBT SECURITIES BY CREDIT QUALITY (CARRYING VALUE)

AAA/AA/A                                               $   8,583.7  $   7,976.1  $   7,223.3   $ 6,565.0    $  1,360.5  $ 1,411.1
BBB                                                        3,304.2      2,849.0      2,089.8     1,767.1       1,214.4    1,081.9
                                                       ------------ ------------ ------------ -----------   ----------- ----------
       Total Investment Grade                             11,887.9     10,825.1      9,313.1     8,332.1       2,574.9    2,493.0
BB                                                           781.4        785.7        655.3       577.4         126.1      208.3
B                                                            178.9        105.4        130.5        82.2          48.4       23.2
CCC and Lower                                                119.1        118.5         77.9        53.3          41.1       65.2
In or Near Default                                            40.2         59.4         30.1        25.4          10.1       34.0
                                                       ------------ ------------ ------------ -----------   ----------- ----------
       Total Debt Securities                           $ 13,007.5   $ 11,894.1   $  10,206.9  $  9,070.4    $  2,800.6  $ 2,823.7
                                                       ============ ============ ============ ===========   =========== ==========

% Below Investment Grade                                     8.6%         9.0%          8.8%        8.1%          8.1%       11.7%

-----------------------------------------------------------------------------------------------------------------------------------

UNREALIZED GAINS AND LOSSES ON DEBT AND EQUITY
  SECURITIES
As of September 30, 2003                                          Total             Outside Closed Block          Closed Block
                                                       ------------------------- -------------------------- ------------------------
                                                           Gains      Losses         Gains      Losses          Gains     Losses
                                                       ------------ ------------ ------------ ------------- ----------- ------------
Total Debt Securities                                  $    733.9   $   (117.7)  $    251.1   $     (69.4)  $   482.8   $   (48.3)
Equity Securities                                           108.5         (2.8)       107.1          (1.6)        1.4        (1.2)
                                                       -----------  -----------  -----------  ------------  ----------  ----------
Total Unrealized Gains (Losses)                             842.4       (120.5)       358.2         (70.9)      484.2       (49.5)
                                                       -----------  -----------  -----------  ------------  ----------  ----------

Applicable Policyholder Dividend Obligation                 484.2        (49.5)                                 484.2       (49.5)
Applicable Deferred Acquisition Cost (Credit)               115.5        (27.5)       115.5         (27.5)
Applicable Deferred Income Tax                               85.0        (15.2)        85.0         (15.2)
                                                       -----------  -----------  -----------  ------------  ----------  ----------
Total Offsets to Net Unrealized Gains                       684.7        (92.3)       200.5         (42.7)      484.2       (49.5)
                                                       -----------  -----------  -----------  ------------  ----------  ----------
Net Unrealized Gains                                   $    157.7   $    (28.2)  $    157.7   $     (28.2)  $     -     $     -
                                                       ===========  ===========  ===========  ============  ==========  ==========
                                                       $    129.5                $    129.5                 $     -
                                                       ===========               ===========                =========

THE PHOENIX COMPANIES, INC.
GAAP NET INVESTMENT INCOME YIELDS
Third Quarter 2003 (unaudited)
($ in millions)

Quarters ended                                                        2002                                    2003
                                                  -------------------------------------------   ---------------------------------
                                                    March       June    September   December      March       June     September
                                                  ---------- ---------- ---------- ----------   ---------- ---------- -----------

GAAP NET INVESTMENT INCOME
Debt Securities                                   $   174.5  $   185.5  $   192.7  $   180.8    $   187.1  $   199.1  $   184.0
Equity Securities                                       1.1        1.1         .9        1.1          1.3         .9         .9
Mortgages                                              10.7       10.6        9.8        9.3         12.1        7.3        7.0
Policy Loans                                           42.5       42.3       42.7       44.3         42.6       42.6       42.2
Venture Capital                                        (5.0)     (29.9)     (22.1)      (2.3)        28.9        6.5       10.2
Cash & Cash Equivalents                                 1.9        2.9        3.0        4.1          3.1        1.4        1.4
Other *                                                 7.9        6.4        4.6        3.0          4.5        8.6       11.0
                                                  ---------- ---------- ---------- ----------   ---------- ---------- ----------
Total Cash and Invested Assets                        233.6      218.9      231.6      240.3        279.6      266.4      256.7
                                                  ---------- ---------- ---------- ----------   ---------- ---------- ----------

Investment Expenses                                     2.4        3.2        2.8         .8          2.9        2.6        2.5
                                                  ---------- ---------- ---------- ----------   ---------- ---------- ----------
Total Net Investment Income                       $   231.2  $   215.7  $   228.8  $   239.5    $   276.7  $   263.8  $   254.2
                                                  ========== ========== ========== ==========   ========== ========== ==========

ANNUALIZED YIELDS
Debt Securities                                        7.2%       7.3%       7.0%       6.2%         6.2%       6.1%       5.8%
Equity Securities                                      1.5%       1.4%       1.2%       1.3%         1.4%       1.0%       1.0%
Mortgages                                              8.4%       8.7%       8.3%       8.1%         9.1%       8.0%       8.6%
Policy Loans                                           8.2%       8.1%       8.1%       8.4%         8.1%       8.0%       7.9%
Venture Capital                                       -6.6%     -35.6%     -30.4%      -3.9%        67.9%      11.9%      18.7%
Cash & Cash Equivalents                                1.1%       1.9%       1.8%       1.9%         1.5%       0.9%       0.9%
Other *                                                6.4%       5.2%       3.5%       2.3%         3.4%       7.0%      10.3%
                                                  ---------- ---------- ---------- ----------   ---------- ---------- ----------
Total Cash and Invested Assets                         6.6%       6.1%       6.1%       6.0%         6.7%       6.2%       6.1%
                                                  ---------- ---------- ---------- ----------   ---------- ---------- ----------
Investment Expenses                                    0.1%       0.1%       0.1%       0.0%         0.1%       0.1%       0.1%
                                                  ---------- ---------- ---------- ----------   ---------- ---------- ----------
Total Net Investment Income                            6.6%       6.0%       6.0%       5.9%         6.7%       6.1%       6.0%
                                                  ========== ========== ========== ==========   ========== ========== ==========


* Includes real estate, affiliates, and other invested assets.

THE PHOENIX COMPANIES, INC.
REALIZED INVESTMENT GAINS AND LOSSES
Third Quarter 2003 (unaudited)
($ in millions, except par value)

                                                             2003 Quarter Ended            2003               December 31,
                                                      --------------------------------               -----------------------------
                                                      September    June      March     YTD September    2002      2001       2000
                                                      ---------- ---------- ---------- ------------- ---------- --------- --------
REALIZED INVESTMENT GAINS AND LOSSES

Debt Security Impairments                             $   (15.0) $   (19.8) $   (25.6)   $   (60.4)  $  (122.9) $ (72.6)  $  (7.5)
Equity Security Impairments                                (3.2)      (1.1)                   (4.3)       (9.8)
Affiliated Equity Securities                                         (96.9)                  (96.9)
Venture Capital Partnerships Impairments                               (.3)      (4.3)        (4.6)       (5.1)
Mortgage Loan Impairments                                   (.9)      (2.8)       (.4)        (4.1)        (.6)    (6.1)     (1.8)
Real Estate Impairments                                     (.4)                               (.4)                          (6.1)
Other Invested Asset Impairments                                      (0.9)      (8.7)        (9.6)      (22.6)    (3.7)
                                                      ---------- ---------- ----------   ----------  ---------- --------  --------
       Total Impairment Losses                            (19.5)    (121.8)     (39.0)      (180.3)     (160.4)   (82.4)    (15.4)
                                                      ---------- ---------- ----------   ----------  ---------- --------  --------
Debt Security Net Transaction Gains (Losses)               11.1        5.2       41.3         57.6        48.4     21.7     (46.9)
Equity Security Net Transaction Gains (Losses)              4.9        7.4       (2.2)        10.1         2.1     (8.8)    146.8
Venture Capital Net Investment Gains (Losses)                          (.2)      (9.5)        (9.7)
Mortgage Loan Net Transaction Gains (Losses)                (.6)       (.4)       (.4)        (1.4)         .2      7.1       4.8
Real Estate Net Transaction Gains (Losses)                             (.4)        .5           .1         4.0     (2.5)      1.8
Other Invested Asset Net Transactions Gains (Losses)        1.6        5.6       (3.0)         4.1        (1.9)    (7.5)     (1.9)
                                                      ---------- ---------- ----------   ----------  ---------- --------  --------
Total Net Transactions Gains                               17.0       17.2       26.7         60.8        52.8     10.0     104.6
                                                      ---------- ---------- ----------   ----------  ---------- --------  --------
Net Realized Investment Gains (Losses)                     (2.5)    (104.6)     (12.3)      (119.5)     (107.6)   (72.4)     89.2
                                                      ========== ========== ==========   ==========  ========== ========  ========

Closed Block Applicable PDO (Reduction)                    (3.5)      (9.5)       8.5         (4.5)      (40.3)   (15.4)
Applicable Deferred Acquisition Costs (Credit)             (2.8)       1.3         .4         (1.1)       (7.2)    10.5     (10.7)
Applicable Deferred Income Tax (Credit)                     1.3      (37.2)      (8.8)       (44.8)      (20.8)   (24.5)     32.9
                                                      ---------- ---------- ----------   ----------  ---------- --------  --------
Net Realized Investment Gains (Losses) Included in Net
  Income                                                  $ 2.5    $ (59.2)   $ (12.4)     $ (69.1)    $ (39.3) $ (43.0)   $ 67.0
                                                      ========== ========== ==========   ==========  ========== ========  ========